UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

Alcoa Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-37816	81-1789115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 500
Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 315-2900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 11, 2024 (Eastern Daylight Time) / March 12, 2024 (Australian Eastern Daylight Time), Alcoa Corporation, a Delaware corporation (“Alcoa”), AAC Investments Australia 2 Pty Ltd, an Australian proprietary company limited by shares and an indirect wholly owned subsidiary of Alcoa (“Alcoa Bidder”), and Alumina Limited, an Australian public company limited by shares and listed on the Australian Securities Exchange (“Alumina”), entered into a Scheme Implementation Deed (the “Deed”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Alcoa Bidder will acquire all Alumina ordinary shares on issue and outstanding (the “Alumina Shares”) pursuant to a court-approved scheme of arrangement under Part 5.1 of Australia’s Corporations Act 2001 (Cth) (“Corporations Act”) (the “Scheme” and such acquisition, the “Transaction”).

Under the Deed, at the time of implementation of the Scheme, all Alumina Shares issued and outstanding as of the Record Date (as defined in the Deed) will be transferred to Alcoa Bidder, and the holders of such Alumina Shares (“Scheme Participants”) will have the right to receive, for each such Alumina Share, 0.02854 CHESS Depositary Interests (“CDIs”), each representing an ownership interest in a share of Alcoa common stock (the “New Alcoa CDIs”) (except that, where a Scheme Participant resides in certain jurisdictions (each, an “Ineligible Foreign Shareholder”), such Ineligible Foreign Shareholder will receive the net proceeds of the sale by a sale nominee of shares of Alcoa common stock on its behalf (“Sale Nominee Alcoa Shares”) that such Ineligible Foreign Shareholder would otherwise be entitled to receive in the form of New Alcoa CDIs).

Conditions to the Transaction

The respective obligations of Alumina and Alcoa to consummate the Transaction are subject to the satisfaction or waiver (if applicable) of a number of customary conditions, including: (1) approval by Alumina’s shareholders of the Scheme in accordance with the Corporations Act; (2) approval by Alcoa’s shareholders of the issuance of shares of Alcoa common stock underlying the New Alcoa CDIs and the Sale Nominee Alcoa Shares (the “New Alcoa Shares”) in connection with the Scheme (the “Alcoa Shareholder Approval”); (3) regulatory approvals consisting of approval or non-objection by Australia’s Foreign Investment Review Board, approval or confirmation of no-action by the Australian Competition and Consumer Commission, and clearance by the Brazil Administrative Council for Economic Defense; (4) non-occurrence of certain actions of the parties between signing and closing of the Transaction; (5) approval of the Scheme by the Federal Court of Australia (sitting in Melbourne), or another court of competent jurisdiction under the Corporations Act agreed in writing by the parties (the “Court”); (6) the absence of any governmental order, injunction, decree or ruling by an Australian or United States court or regulatory authority prohibiting consummation of the Transaction; (7) issuance of an independent expert report concluding that the Scheme is in the best interests of the Scheme Participants before the Scheme Booklet is submitted to the Australian Securities & Investments Commission (“ASIC”); and (8) the New Alcoa Shares and New Alcoa CDIs issuable in the Transaction having been approved for listing on the New York Stock Exchange and Australian

Securities Exchange (“ASX”), respectively. The closing of the Transaction is expected to occur in the third quarter of calendar year 2024, subject to the satisfaction or waiver of such conditions.

Representations and Warranties; Covenants

The Deed contains customary representations and warranties given by Alcoa and Alumina. The Deed also contains pre-closing covenants as is customary for transactions of this nature, including, but not limited to, the obligation of each party to conduct its business in the ordinary and usual course and covenants by each of the parties to refrain from taking specified actions without the consent of the other party. The parties have agreed to use all reasonable endeavors to, among other things, implement the Scheme as soon as reasonably practicable. In addition, Alumina has agreed to ensure that no Alumina equity awards will be outstanding prior to the Scheme becoming effective by causing to vest, settling or cancelling outstanding Alumina equity awards.

Alcoa’s board of directors has unanimously recommended that Alcoa’s shareholders vote in favor of the Alcoa Shareholder Approval and Alumina’s independent directors, managing director and chief executive officer have recommended that Alumina’s shareholders vote in favor of the Scheme, with such recommendation in each case subject to customary exceptions. Each party has agreed to use its best endeavors to procure that its respective directors do not change, withdraw, qualify or modify such recommendation, subject to customary exceptions. In addition, the Deed provides that, during the period from the date of the Deed until the termination of the Deed in accordance with its terms, each party is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.

Termination and Termination Fees

The Deed contains certain customary termination rights for both parties, including, among others, if (1) the Scheme is not implemented by December 31, 2024 (the “End Date”), (2) the parties are unable to agree on a revision to the terms of the Scheme after a failure of certain conditions precedent to the Scheme or (3) the Court denies approval of the Scheme, and the parties agree not to appeal the denial or an independent counsel determines that an appeal would be futile. Each party may terminate the Deed if, among other things, (1) the other party’s board of directors has made an adverse change in recommendation or (2) the other party materially breaches a term of the Deed, subject to certain cure periods. In addition, each party may terminate the Deed if its board of directors has determined that a competing transaction constitutes a superior proposal.

Under the Deed, Alumina will be required to make a payment of $22 million to Alcoa if (1) the Deed is terminated by Alcoa (i) as a result of an adverse change in recommendation by any independent director, managing director or chief executive of Alumina (other than where the change is made due to the withdrawal of the independent expert’s recommendation in circumstances not involving a competing transaction for Alumina or at the Court’s or ASIC’s request) or (ii) on the basis of a material breach of the Deed by Alumina, (2) the Deed is terminated by Alumina upon Alumina’s board of directors’ determination that a competing transaction constitutes a superior proposal (other than where the independent expert’s report concludes that the Scheme is not in the best interests of the Scheme Participants in circumstances not involving a competing transaction) or (3) a competing transaction for Alumina is announced during the Exclusivity Period (as defined in the Deed), and such a competing transaction is completed within 12 months of such announcement.

Under the Deed, Alcoa will be required to make a payment of $50 million to Alumina if (1) any member of Alcoa’s board of directors makes an adverse change in recommendation, (2) the Deed is terminated by Alumina on the basis of a material breach of the Deed by Alcoa, (3) the Deed is terminated by Alcoa upon Alcoa’s board of directors’ determination that a competing transaction constitutes a superior proposal, (4) a competing transaction for Alcoa is announced prior to the termination of the Deed, and such a competing transaction is completed within 12 months of such announcement, or (5) Alcoa fails to issue the New Alcoa CDIs to the Scheme Participants pursuant to the terms of the Deed. In addition, Alcoa will be required to make a payment of $20 million to Alumina if the Deed is terminated by Alumina on the basis of the failure to obtain the Alcoa Shareholder Approval.

In the event the Scheme becomes effective, no termination fee will be payable by either party.

Governance

Under the Deed, two of Alumina’s directors who are Australian residents or citizens will be appointed to Alcoa’s board of directors on and from the date of the implementation of the Scheme.

Liquidity Support

Under the Deed, Alcoa has agreed to provide short-term unsecured shareholder loans to Alcoa World Alumina and Chemicals (“AWAC”), the joint venture between Alcoa and Alumina, in the event Alumina cannot contribute its share of an equity call by AWAC without exceeding a specified net debt threshold.

Additional Information

The foregoing description of the Transaction, the Scheme and the Deed does not purport to be complete and is qualified in its entirety by reference to the full text of the Deed, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Deed has been included to provide investors with information regarding its terms and is not intended to provide any factual information about Alcoa or Alumina.

The Deed contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Deed reflect negotiations between the parties to the Deed and are not intended as statements of fact to be relied upon by Alcoa’s or Alumina’s shareholders or any other person. In particular, the representations, warranties, covenants and agreements in the Deed may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Deed, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Deed may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Deed, and unless required by applicable law, Alcoa undertakes no obligation to update such information.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. The New Alcoa Shares to be issued pursuant to the Scheme will be exempt from the registration requirements of the Securities Act under Section 3(a)(10) thereof.

Item 8.01	Other Events.

On March 11, 2024, Alcoa issued a press release announcing the entry into the Deed.

A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

2.1	Scheme Implementation Deed, dated as of March 12, 2024, by and among Alcoa Corporation, AAC Investments Australia 2 Pty Ltd, and Alumina Limited.*

99.1	Press Release issued by Alcoa Corporation, dated March 11, 2024.

104	Cover Page Interactive Data File, formatted in inline XBRL.

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Alcoa agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “aims,” “ambition,” “anticipates,” “believes,” “could,” “develop,” “endeavors,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “potential,” “plans,” “projects,” “reach,” “seeks,” “sees,” “should,” “strive,” “targets,” “will,” “working,” “would,” or other words of similar meaning. All statements by Alcoa Corporation (“Alcoa”) that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the proposed transaction; the ability of the parties to complete the proposed transaction; the expected benefits of the proposed transaction, the competitive ability and position following completion of the proposed transaction; forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results, or operating performance (including our ability to execute on strategies related to environmental, social and governance matters); statements about strategies, outlook, and business and financial prospects; and statements about capital allocation and return of capital. These statements reflect beliefs and assumptions that are based on Alcoa’s perception of historical trends, current conditions, and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (1) the non-satisfaction or non-waiver, on a timely basis or otherwise, of one or more closing conditions to the proposed transaction; (2) the prohibition or delay of the consummation of the proposed transaction by a governmental entity; (3) the risk that the proposed transaction may not be completed in the expected time frame or at all; (4) unexpected costs, charges or expenses resulting from the proposed transaction; (5) uncertainty of the expected financial performance following completion of the proposed transaction; (6) failure to realize the anticipated benefits of the proposed transaction; (7) the occurrence of any event that could give rise to termination of the proposed transaction; (8) potential litigation in connection with the proposed transaction or other settlements or investigations that may affect the timing or occurrence of the contemplated transaction or result in significant costs of defense, indemnification and liability; (9) the impact of global economic conditions on the aluminum industry and aluminum end-use markets; (10) volatility and declines in aluminum and alumina demand and pricing, including global, regional, and product-specific prices, or significant changes in production costs which are linked to LME or other commodities; (11) the disruption of market-driven balancing of global aluminum supply and demand by non-market forces; (12) competitive and complex conditions in global markets; (13) our ability to obtain, maintain, or renew permits or approvals necessary for our mining operations; (14) rising energy costs and interruptions or uncertainty in energy supplies; (15) unfavorable changes in the cost, quality, or availability of raw materials or other key inputs, or by disruptions in the supply chain; (16) our ability to execute on our strategy to be a lower cost, competitive, and integrated aluminum production business and to realize the anticipated benefits from announced plans, programs, initiatives relating to our portfolio, capital investments, and developing technologies; (17) our ability to integrate and achieve intended results from joint ventures, other strategic alliances, and strategic business transactions; (18) economic, political, and social conditions, including the impact of trade policies and adverse industry publicity; (19) fluctuations in foreign currency exchange rates and interest rates, inflation and other economic factors in the countries in which we operate; (20) changes in tax laws or exposure to additional tax liabilities; (21) global competition within and beyond the aluminum industry; (22) our ability to obtain or maintain adequate insurance coverage; (23) disruptions in the global economy caused by ongoing regional conflicts;

(24) legal proceedings, investigations, or changes in foreign and/or U.S. federal, state, or local laws, regulations, or policies; (25) climate change, climate change legislation or regulations, and efforts to reduce emissions and build operational resilience to extreme weather conditions; (26) our ability to achieve our strategies or expectations relating to environmental, social, and governance considerations; (27) claims, costs and liabilities related to health, safety, and environmental laws, regulations, and other requirements, in the jurisdictions in which we operate; (28) liabilities resulting from impoundment structures, which could impact the environment or cause exposure to hazardous substances or other damage; (29) our ability to fund capital expenditures; (30) deterioration in our credit profile or increases in interest rates; (31) restrictions on our current and future operations due to our indebtedness; (32) our ability to continue to return capital to our stockholders through the payment of cash dividends and/or the repurchase of our common stock; (33) cyber attacks, security breaches, system failures, software or application vulnerabilities, or other cyber incidents; (34) labor market conditions, union disputes and other employee relations issues; (35) a decline in the liability discount rate or lower-than-expected investment returns on pension assets; and (36) the other risk factors discussed in Part I Item 1A of Alcoa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other reports filed by Alcoa with the SEC. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement. Alcoa cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks described above and other risks in the market. Neither Alcoa nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements and none of the information contained herein should be regarded as a representation that the forward-looking statements contained herein will be achieved.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This Current Report on Form 8-K relates to the proposed transaction. In connection with the proposed transaction, Alcoa plans to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that Alcoa may file with the SEC and send to its stockholders in connection with the proposed transaction. The issuance of the stock consideration in the proposed transaction will be submitted to Alcoa’s stockholders for their consideration. The Proxy Statement will contain important information about Alcoa, the proposed transaction and related matters. Before making any voting decision, Alcoa’s stockholders should read all relevant documents filed or to be filed with the SEC completely and in their entirety, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Alcoa and the proposed transaction.

Alcoa’s stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Alcoa, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Alcoa with the SEC may be obtained, without charge, by contacting Alcoa through its website at https://investors.alcoa.com/.

Participants in the Solicitation

Alcoa, its directors, executive officers and other persons related to Alcoa may be deemed to be participants in the solicitation of proxies from Alcoa’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of Alcoa and their ownership of common stock of Alcoa is set forth in the section entitled “Information about our Executive Officers” included in Alcoa’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 21, 2024 (and which is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1675149/000095017024018069/aa-20231231.htm), and in the sections entitled “Director Nominees” and “Stock Ownership of Directors and Executive Officers” included in its proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 16, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1675149/000119312523072587/d427643ddef14a.htm). Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2024	ALCOA CORPORATION

	By:	/s/ Marissa P. Earnest
		Name:	Marissa P. Earnest
		Title:	Senior Vice President, Chief Governance Counsel and Secretary